UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2016

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of Amended and Restated Executive Plans

On April 26, 2016, the shareholders of First Horizon National Corporation (“First Horizon”) approved amendments to First Horizon’s Equity Compensation Plan and re-approved the Plan as amended and restated. The amendments are effective immediately. The amendments are described in First Horizon’s 2016 Proxy Statement under Vote Item 2 beginning on page 31, which description is incorporated into this item 5.02 by reference.

On April 26, 2016, the shareholders approved amendments to First Horizon’s Management Incentive Plan and re-approved the Plan as amended and restated. The amendments are effective immediately, and apply to the awards under the Plan which currently are outstanding. The amendments are described in First Horizon’s 2016 Proxy Statement under Vote Item 3 beginning on page 41, which description is incorporated into this item 5.02 by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) & (b)	Voting Results for 2015 Annual Meeting

On April 26, 2016, First Horizon held its annual meeting of shareholders. At the annual meeting, five vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Against	Abstain	Broker Non-vote
John C. Compton	180,650,695	2,358,899	78,132	28,789,409
Mark A. Emkes	181,220,131	1,788,033	79,561	28,789,409
Corydon J. Gilchrist	181,243,991	1,715,673	128,062	28,789,409
D. Bryan Jordan	179,841,761	3,152,483	93,482	28,789,409
R. Brad Martin	180,922,060	2,075,126	90,540	28,789,409
Scott M. Niswonger	182,438,349	563,394	85,983	28,789,409
Vicki R. Palmer	180,868,534	2,019,943	199,248	28,789,409
Colin V. Reed	181,736,495	1,249,322	101,909	28,789,409
Cecelia D. Stewart	181,245,533	1,763,126	79,067	28,789,409
Luke Yancy III	179,974,996	2,623,034	489,696	28,789,409
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Vote Item 2: Approval of Equity Compensation Plan

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Proposal to approve amendments to, and to re-approve as amended and restated, the Equity Compensation Plan, as described in the 2016 Proxy Statement	178,080,630	4,134,513	872,582	28,789,409

Vote Item 3: Approval of Management Incentive Plan

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Proposal to approve amendments to, and to re-approve as amended and restated, the Management Incentive Plan, as described in the 2016 Proxy Statement	178,256,738	3,915,459	915,528	28,789,409

Vote Item 4: Advisory Resolution to Approve Executive Compensation

Outcome: Approved

Details	For	Against	Abstain	Broker Non-vote
Advisory resolution to approve compensation of certain executive officers as described in the Proxy Statement	178,618,621	3,240,356	1,228,748	28,789,409

Vote Item 5: Ratification of Appointment of Auditors

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-vote
KPMG LLP	200,012,307	10,736,254	1,128,573	0

(c) & (d)	Not applicable.

ITEM 8.01.	Other Events

On April 26, 2016, an amendment to Section 3.2 of First Horizon’s Bylaws took effect, reducing the number of directors from eleven to ten. The amendment was approved by First Horizon’s Board of Directors on January 26, 2016, and was reported in First Horizon’s Current Report on Form 8-K filed that date. First Horizon’s Bylaws, as in effect following the amendment, are filed as Exhibit 3.1 to this Report.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are incorporated by reference:

Exhibit #	Description

3.1	Bylaws, as amended and restated April 26, 2016
3

10.1	Equity Compensation Plan, as amended and restated April 26, 2016, incorporated by reference to Appendix A to First Horizon’s Proxy Statement for its annual meeting on April 26, 2016

10.2	Management Incentive Plan, as amended and restated April 26, 2016, incorporated by reference to Appendix B to First Horizon’s Proxy Statement for its annual meeting on April 26, 2016

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 27, 2016	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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EXHIBIT INDEX

Exhibit #	Description

3.1	Bylaws, as amended and restated April 26, 2016

10.1	Equity Compensation Plan, as amended and restated April 26, 2016, incorporated by reference to Appendix A to First Horizon’s Proxy Statement for its annual meeting on April 26, 2016

10.2	Management Incentive Plan, as amended and restated April 26, 2016, incorporated by reference to Appendix B to First Horizon’s Proxy Statement for its annual meeting on April 26, 2016
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